Exhibit 10.93

ADDENDUM No 2
Dated 26 OCTOBER 2018

TO THE MEMORANDUM OF AGREEMENT DATED 20 SEPTEMBER 2018
 (as amended by Addendum No 1 dated 27 September 2018, referred to as the "MOA")

IN RESPECT OF M/V "Guardianship" (IMO NO. 9493688)
(hereinafter called the "Vessel")

BETWEEN :
(1)	Guardian Shipping Co., (the ''Sellers''); and

(2)	Xiang B7 HK International Ship Lease Co., Limited (the ''Buyers'').

Pursuant to this addendum (the "Addendum No.2"), now it is hereby mutually agreed between the Buyers and the Sellers that the Cancelling Date (as such term is defined in the MOA) in Clause 5 of the MOA be extended to 20 November 2018 and therefore the term Cancelling Date is hereby amended to read "20 November 2018".

Save as amended by this Addendum No. 2, all other terms and conditions in the MOA shall remain unchanged and in full force and effect.

This Addendum No. 2 may be entered into in any number of counterparts which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Addendum No.2 to the MOA to be executed on the date 26 October 2018.

/s/ Stavros Gyftakis		/s/ Gao Xue
Name:	Stavros Gyftakis	Name: Gao Xue
Title:	Director	Title: Attorney-in-fact
For and on behalf of the Sellers		For and on behalf of the Buyers